UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  January 19, 2018

Commission File No. 1-35933 (Gramercy Property Trust)
Commission File No. 33-219049 (GPT Operating Partnership LP)
Gramercy Property Trust
GPT Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Gramercy Property Trust	Maryland	56-2466617
GPT Operating Partnership LP	Delaware	56-2466618
	(State or other jurisdiction incorporation or organization)	(I.R.S. Employer Identification No.)

90 Park Avenue, 32nd Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000
(Registrant's Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

DB1/ 90269899.2

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Entry into a Material Definitive Agreement

The information disclosed by Gramercy Property Trust, a Maryland real estate investment trust (the “Trust”), and GPT Operating Partnership, a Delaware limited partnership (the “Operating Partnership”), in Exhibit 99.1 hereto relates to the Trust’s Registration Statement on Form S-3 (No. 333-208717), the Trust’s Registration Statement on Form S-3 (No. 333-213192), and the Trust’s and Operating Partnership’s Registration Statement on Form S-3 (No. 333-221328) (the “Registration Statements”), and is being filed by the Trust and the Operating Partnership with the Securities and Exchange Commission for incorporation by reference into the Registration Statements, the prospectuses filed as part of the Registration Statements, and any applicable prospectus supplements thereto.

 The information filed herewith as Exhibit 99.1 and incorporated herein by supplements and updates the discussions contained in, or incorporated by reference into, the prospectuses filed as part of the Registration Statements, and any applicable prospectus supplements thereto, under the headings “U.S. Federal Income Tax Considerations” or “Material U.S. Federal Income Tax Considerations,” and supersedes such discussions to the extent inconsistent with such discussions.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

99.1	Additional U.S. Federal Income Tax Considerations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2017
GRAMERCY PROPERTY TRUST
By:    /s/ Jon W. Clark
Name:    Jon W. Clark
Title:    Chief Financial Officer

Date: January 19 , 2017
GPT OPERATING PARTNERSHIP LP
By:    /s/ Jon W. Clark
Name:    Jon W. Clark
Title:    Chief Financial Officer